Exhibit 3.4

CERTIFICATE OF CORRECTION

FILED TO CORRECT A CERTAIN ERROR

IN THE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

MEWBOURNE ENERGY PARTNERS 10-A, L.P., a Delaware limited partnership organized and existing under and by virtue of the Delaware Revised Uniform Limited Partnership Act, DOES HEREBY CERTIFY:

1.	The name of the limited partnership is MEWBOURNE ENERGY PARTNERS 10-A, L.P.

2.	That a Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 10-A, L.P. was filed with the Secretary of State of Delaware on February 12, 2010.

3.	That a Certificate of Amendment to the Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 10-A, L.P. was filed with the Secretary of State of Delaware on August 6, 2010, and said Certificate of Amendment to the Certificate of Limited Partnership requires correction as permitted by Section 17-213 of the Delaware Revised Uniform Limited Partnership Act.

4.	The inaccuracy or defect of the Certificate of Amendment to the Certificate of Limited Partnership to be corrected is Exhibit A thereto, which contains a list of the general partners, referred to in Article Two thereof. Such Exhibit A, as originally filed, fails to name all such general partners.

5.	Exhibit A to the Certificate of Amendment to the Certificate of Limited Partnership is corrected to read as set forth in Exhibit “A” attached hereto.

IN WITNESS WHEREOF, the undersigned, the managing general partner by and through a duly authorized officer thereof and the attorney-in-fact for each of the investor general partners set forth on Exhibit A, have executed this Certificate of Correction to the Certificate of Amendment to Certificate of Limited Partnership on this 16 day of December, 2010.

MEWBOURNE DEVELOPMENT CORPORATION, managing general partner

By:	/s/ J. Roe Buckley
J. Roe Buckley, Chief Financial Officer

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME

RICK H WHITE REV TRUST	TRENT & DODIE HOLMGREN-KAMMAN

DONALD JAMES DORR REV LIV TRST	WILMA C KIMBALL

ESTHER CALCATERRA REV LIV TRST	SUDIP & LALITA ROY

SIMMONS REVOCABLE TRUST	THOMAS & DENISE CARR

EDWARD G & REBECCA A LIPPITT	THOMAS N & MARY M MILBRANDT

MARY A SUCHAN REV LIVING TRUST	HERBERT NEIDES

RICHARD D LIND REV LIVING TRST	JOHN D & KAY M VAN RYSWYK

KEVIN P KERTZ	SUZANNE W KOEBBE REV TRUST

R RUSSELL DARBY	JON T & MARIAN DAVENPORT TRUST

BERNARD E RODELL REV LIV TRUST	DAVID SULLIVENT

SZWARGULSKI REV LIV TRUST	ROBERT & MARY CHITWOOD

HUMPHRIES REV LIVING TRUST	BLACKROCK ENTERPRISES LLC

DOROTHY I GOGGIO REV LIV TRUST	ROBERT C & DENISE M WRIGHT

GARY M & J DELORES NIEMEYER	CAROL S ALLEN

LINDA A KERTZ REVOCABLE TRUST	JOYCE H WEISHAAR TRUST

MICHAEL F SCHUERMANN TRUST	DANIEL M ROBBINS

BERNICE K TRULOVE REV TRUST	LARRY W & CONSTANCE D POWELL

JOHN G MERGNER SR	DAVID E & TAMMY L WITTHUHN

J PAUL KITCHENS	GARRY KINDER

DIESMAN FAM TRUST DTD 7/21/98	KAREN S GULLEDGE

SADASHIV D PARWATIKAR	GEORGE ROBERT CLUTTS REV TRUST

VERNON J & BETTY JANE SCHMITZ	ALICE R CLARK

CARL J & JUDITH A MODZINSKI	STEVEN A NEWMAN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

JANIS A HART REV LIVING TRUST	TRAVIS G & PATRICIA KAMERICK

JOHN P CAVANAUGH REV LIV TRUST	CHRISTOPHER & KRISTEN CARNOHAN

M J COSTIGAN & C L SEGERSTEN	TONY L DRUEKE

TIPPIN REVOCABLE LIVING TRUST	STEVEN L RENTSCHLER

KAWASHIMA LIVING TRUST	DANIEL & ROBIN FULLER

JANEY S WONG TRUST	LEE ZIEGLER

JANET L HARRIS LIVING TRUST	ROBERT & SHERRY GRATZ

DANIEL F HEY	SARAH M EVANS

GEORGE TURNER	RICHARD A LEADBETTER

MELVIN J JR & SUSAN RECTOR	JOHN J HIGGS

MAU LIVING TRUST DTD 4/11/97	ROBERT M & SARAH E SMITH

GEORGE III & MICHELLE COOKE	JOHN JANSONIUS

GEORGE H & JERI A LEVESQUE	GERALD D WININGS

PATRICIA P PETER REV LIV TRUST	HARRY BLAIR & MARY SORRELLS

MARGERY M MARSHALL TRUST	JUNE N DEAL REV LIV TRUST

KENNETH HALVELAND LIVING TRUST	D YALOWITZ & K KRZYZEWSKI

EVAH B JOHNSON REV LIV TRUST	THOMAS S & JILL C UDALL TRUST

MILDRED M JOHNSON REV LIV TRST	RICARDO & THERESA RODRIGUEZ

VERA LOPEZ REVOCABLE TRUST	JOHNSTON FAMILY TRUST

CHARLES L CALCATERRA III TRUST	STEVEN G & MAUREEN D MAU

PAULA M GULLEY	CRAIG A SHEETS

NANCY M FARMER TRUST	WAYNE A & CANDYCE SCHERR

MELBA JEAN WEHMEIER	RICHARD & ANN HUTCHSON

MICHAEL T GREEN	JOHN P & JACQUELYN CARTER TRST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

TERRI J SWANSON	VAUX FAMILY REVOCABLE TRUST

A ROBERT NEURATH	DONALD S & MARIANNE T PICARD

BECKMANN REVOCABLE LVING TRUST	DONALD C DIPPOLD REV LV TRUST

JIM KENNEDY	RICHARD & LEONA SMITH

THOMAS E & JOYCE L NICCUM TRST	JOHN T & SUSAN B LADY

DONALD L & CHARLOTTE LINQUIST	STANLEY-FORGE FAMILY TRUST

LLOYD G & KAREN TURNER	MARTIN N & PATRICIA C BUXTON

LLOYD W BAILEY MD	MAYER BROTHERS

ALVIN M ABE	LEONARD T WILLEY REV LIV TRUST

GENE NOWAK	BARRY J FITZPATRICK REV TRUST

SARA A PARSONS	B & B CULLEN FAMILY LTD PTRSHP

CLAIRE E BORK	JERALD A & AMY L MOORE

WALTER A BORK	JOHN R & BARBARA A SLABA

HOLSTINE LIVING TRUST	JEANI ANDERSON

LOUIS EDWARD SANCLEMENTE TRUST	DEBORAH JEAN WALLEN REV TRUST

NICHOLAS DEBENEDICTIS	CAROLYN G WILLEY LIV TRUST

FOGLE LIVING TRUST	LINDA H DRUCKER

DINEEN M EBERT REV TRUST	LARRY HOLTZ

NANCY L DORLAC TRUST	K RAMACHANDRAN & G RAMASWAMY

JERRY L B YEE TRUST	SUZANNE C KAROLCHYK

DONALD RATAJCZAK PHD	BARNABA LIVING TRUST

RICHARD W PATTON TUA	C SCOTT & BARBARA GUTSHALL

THOMAS & NORMA REILLY	DANIEL UGGLA

VICTORIA J DORR TRUST	LEO M DONOHOE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

JAMES M STANFIELD	LAWRENCE SMITH II TRUST

STRUBING HEWITT REV LIV TRUST	ROSICKY FAMILY REV LIV TRUST

PATRICK J & BRENDA CLARKE TRST	LYLE O JR & LETZA B FOGLEMAN

WAYNE F SCHILLY REV LIV TRUST	HAZEL S NISHIMURA LIV REV TRST

ROBERT & LING FU WYLIE	STEPHEN E HERZOG

JEAN KING	JAMES ACKERLY

THE WEST TRUST	PAUL D ANDERSON

HAROLD L & LILA M BUMANN TRUST	MYRON ELLINGSON

NORMA J DILLS REV TRUST	ARLYS B VERDOORN REV TRUST

ROBERT A & ELLA M RUSSELL	JOHN J STEENHAUSEN

DONALD J BEARY	JAMES P RICE

JOHN J NESWADI JR	DOROTHEA R BELLOWS REV TRUST

CHARLES F & GLORIA BENZIE TRST	MICHAEL P & ANNE COSBY

JOAN L SEDLACEK TRUST	DIANE F WAMHOFF REV TRUST

LORENE A SEDLACEK TRUST	ELIZABETH M WESTERBERG

RICHARD B SANFORD	W E GREINER & JACQUELINE BECK

ROBERT ROGGE	STACEY L KEAY

JOHN R ARRIETA	GEORGE RICHARD & JANICE ROARK

JOE ED & NAN JO BURNAM	WILLIAM W HORN

BOB & TINA LAMB	CAUSEN W & KATHY A ANDERSON

DECOSTERD LIVING TRUST	STEVEN & SUSAN HOROWITZ

GEORGE R HARTNETT	CLAYTON FISCHER

R JEFF BORLAND	DAVID & KERRY MANSKE FAM TRUST

MARCIA J LOESING REV LIV TRUST	M MAC & DEBRA K AUSTIN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

RONALD & CAROL SCHMIDT LIV TR	WALLACE M WAKAHIRO TRUST

JOHN C TORRENCE	PETER HANASHIRO

BRUCE B & GABRIELE D CLARK	STEVEN A JULIUS

KLEFFNER REVOCABLE LIV TRUST	B J STEWART

LJ HANSARD MD & PA HASKELL MD	RAIN OAK CAPITAL PARTNERS LTD

SUMIKO GUMMERT TRUST	JOHN H YAMAMOTO TRUST

LEE D PENNINGTON	JOHN P SCOTT JR

SUE K & KENNETH KIVETT	THOMAS M & BARBARA L QUINN

A KEN FLAKE	V JEAN OWENS TRUST

DEAN A HOLLAND	RALPH R SARNATARO LIVING TRUST

JOHN H TOWERS	RICKY F & CAROL S ANDERSON

JAMES GOMEZ TRUST	GEORGE A & MARLYS L CHURCHILL

PALMER LIVING TRUST	NICHOLAS M & MARY E KLAERS

ROBERT W TOBEY	CHARLES H & SANDRA C THORBORG

RICHARD P CARNEY	STEVE T & CYNTHIA L FROHNAUER

EDWARD P MURRAY	JOHN LAING

DAVID E YOUNG	ROBERT W OLSON

WILLARD L & CLETA B DIX	G YOUNG & C HIGA LIV TRUST

DAVID M & JANE DICKERSON TRUST	PATRICIA K BRANDT

GEORGE & LOYD MARILYN WELCH	G YOUNG & C HIGA LIVING TRUST

BRIAN T HART	ROY KAM SAU CHANG REV LIV TRST

WATSON REVOCABLE LIVING TRUST	GEORGE S YAMAMOTO

THOMAS R SR & DONNA L KRINGS	KENNETH A HEITT

RICHARD A RENTSCHLER	CHARLENE J FURNARI TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

BOBBY T LEE REV LIVING TRUST	JOHNSON GROUP INVESTMENTS LLC

H SCOTT & TAMI REEVES	NORMA K MACKAY

STEPHEN W COLBY	ERIC & LORI EGEA

DAVID S HODGES MD	THADDEUS J & MINDAY L FORTIN

BRUCE J RAILEY	DOLPHINE D JONES

AGNEW FAMILY TRUST	HENRY A LILE

ARTHUR A YOSHIMURA	MATTHEW & THERESA SORENSEN

PATRICK J CONROY	JACKIE GLEN & MARY D TRENT

MICHAEL J POLLEY	ARTHUR H LOEBL REV TRUST

DAVID GEORGE BASSITT TRUST	BARBARA GAROFALO

FREDERICK D & GLENNA ENGLE	STEPHEN K WINTORY

MICHAEL E & JOAN E EDWARDS	BEVERLY SCHAMMEL-SPENADER TRST

MARGARET MCGEE SANFORD	VIRGINIA R MINARD LIVING TRUST

CHRISTOPHER D & MELISSA K LIND	ROBERT E & DIANE A FRYE

ROSELLE SAU HOONG WONG TRUST	PALMETTO EXTERMINATORS INC

REID T IWAMOTO	2002 SUSAN E BLAND TRUST

JAMES R HEROLD	ROBERT & LEONDRA LENTZ

SUZANNE G RIKKOLA TRUST	ROBERT L SCHIFF

JAMES W & ELAINE M BORLAND	WILLIAM A & VALARIE J BARKER

MARILYN M SUE LIVING TRUST	FLORENCE M MATSUMURA

ADELE J FINLEY REV LIV TRUST	KENNETH C & MITZI L MERCHANT

VERONICA S HARRIS LIV TRUST	PATRICE STEPHENS

RONALD & JOAN SAEGER	MARLEAH LESLIE

WOODROW W & EDITH WILSON TRUST	JUDITH L BRUGGENTHIES TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

ROBERT C HARRINGTON REV TRUST	BEEGHLY LIVING TRUST

NED & SHARON DANUSER	ALDAS P NARIS

DORIS W FINDLAY TRUST	CLAY HINRICHS

SARAH P BAILEY	KIMIKO E & JOHN H YAMAMOTO

LEIGH ANN JENKINS MD	ROGER BOWERS

C PATRICK & MARIA C CUNTZ	ALLISON STEELE REV TRUST AGMT

LEROY COOK	KELLY FAMILY TRUST

M F LONG II & LISA LONG REV TR	STEPHEN KELLY

RHODES REVOCABLE LIVING TRUST	WILLIAM M & JOAN M ROBERTS

JOHN R SCHUENEMANN	SHARON LYNN JOHNSON 2006 TRUST

WITTHAUS FAMILY TRUST	STEPHEN J KNEELEY

JAMIE L VILLEGAS	PAUL H FRITZKE

FANE S DOWNS	JAMES R CARLISLE

ROBERT C & MARY A DAVIS	JAMES S & NANCY A VERHEI

WILLIAM F MARTIN	CYNTHIA FLYNN

ZUMMALLEN LIVING TRUST	CLAUDIA J WRIGHT TRUST

DR RONALD H KOHLMEIER	JAN R HARDCASTLE LIVING TRUST

CAROLYN R SANDVIG	JKB INVESTMENTS LLC

RAY H II & JANIE G WRIGHT	RONALD J SALERNO

PATRICIA P BAILEY	JANET M ERNST

DIANA GARZA & BRANDEE SANBORN	JOSEPH J & BERYL STINE

VAN A NIEMELA & NANCYANN CROWE	BIERMANN FAMILY TRUST

WHITLOCK FAMILY LIVING TRUST	DONALD JOSEPH GUTER TRUST

MARTIN NORWITZ	DANIEL STAHL

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

JOAN S NORWITZ	WILLIAM F & ARLINE C ELY

SAUNDRA A ROHRER REV TRUST	DALE KATT

JOYCE C MITSCH	TIFFANY M FRAZIER TRUST

J C JAMES COOK III	MARZULLO ARMSTRONG FAM TRUST

JAMES R DAVIS	WILLIAM RADFORD

MICHAEL & DAWN CHITWOOD	JIMMY & MONICA DUNLAP

MARY B & PAUL A LAZARE	WILLIAM PURCELL &PATRICIA BELL

DR JACKIE PUJOL	JERRY C LONG

MCINTOSH FAMILY TRUST-2005	WILLIAM E & ELIZABETH WALLACE

ROGER FRICKEL	RICHARD I BROUGHTON

SIDNEY FLEISCHER	SANDRA C MILLER

WILLIAM R TROEGNER	RICHARD & SHIRLEY POTTS TRUST

RICHARD M LOWENSTEIN	DAVID C & MARY SWAIN

JAY H JONES	ROBERT STEWART

EMORY L MOORE	ROBERT & JANET GOLDSBOROUGH

STEPHEN J & JO E SCHAAF	GEORGE W GOODWIN

GERALD W & MARY ANN ALLEN	KURT W & SUSAN K WHITESELL

ROBERT F & MARGARET A RIVERS	JOHN W RANKIN

HELEN RULEY	TERI F & JEFFREY S MILLER

LINDA SANBOR MCCARTHY	NANCY S BOLES

ROY I HIGA LIVING TRUST	WILLIAM & MARY ELLEN SCHUMANN

NORMAN R STRICKLAND JR	JOSEPH W & NANCY E ATKINSON

MARTY GAWLAS	MARY ELLEN SCHUMANN

JOHN T PEISTRUP REV TRUST	LYNNE KALATA

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

DOUGLAS J & JACI L TERPSTRA	FRED & BEVERLY OLSON

MICHAEL KITASHIMA	ALSTON W PENFOLD

JOHN D MICHAELSEN	DONALD & CYNTHIA SMYERS

ROBERT C MAYER MD	ROBERT L DUTTON TRUST

TERESA V MITCHUM REV LIV TRUST	RUTH J MISCHNICK DEC OF TRUST

FRANCIS L PENRY TRUST AGMT	MURRAY P III & KAREN V STOVALL

DEANNE W L HO	MARION ELLIOTT STARKS

BINDLER LIVING TRUST	EDMOND L SMITH

DOUGLAS S & GAYLE R HERBERT	MARK A & JERI O OSTREM

SCOTT & SARAH FREEDMAN	RICHARD M & CYNTHIA J SMITH

THOMAS P KALMAN	KARA T VIG

SCOTT BRAYTON	GUY E NICHOLS

DAVID L JR & DONNA T MAJCEN	ANGELL FAMILY REV LIV TRUST

MARVIN & RUTH HIDDLESON TRUST	JAMES G & DEBORAH S BALASCHAK

LEONARD ROSENBERG LIV TRUST	MELVIN L & NANCY E VANDERWIEL

SAUL & NANCY PILCHEN	STEVE & SHARON MENTESANA

JOSEPH P & TONI M FINCO	LARRY R & JUDY K FOX

STUART & NANCY H MILLER	MICHAEL A JAMES

JACK & SANDRA PENDERGRAPH	ANN E SCOTT REVOCABLE TRUST

RICHARD A ALLBEE	ROBERT E FROMM SR FAM TRUST

PHILIP R & CATHY L WEBB	DON L REESE REVOCABLE TRUST

WENDELL P HUMMEL	TAYLOR FAMILY TRUST

CRABTREE ENTERPRISES LLC	BIG SKY SOUND INC

STELLA M RUGGIANO	WILLIAM ASHLEY & TERESA PETERS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

JOHN & PATRICIA GLIDEWELL TRST	ROBERT B & MARCIA J BARNES

TONY K STEWART	DAVID L & DEBORAH A DAUGHTERS

JUSTIN J KLUG	JOSEPH T & SHARON W EMRICK

BRUCE M & EIKO H BARRETT TRUST	E DAVID & BARBARA E KING

CHARLES W FOWLER	TERRANCE & ROSEMARY GREENWOOD

WILLIAM W & JACQUELINE SPROUL	GLEN B DUNBAR III

BROWN FAMILY LIVING TRUST	TRESTLE CREEK STORAGE LLC

JESTER FAMILY LIVING TRUST	R BRIAN MITCHELL

JEAN ANN K & WILLIAM J FREY	ROBERT B HARDCASTLE LIV TRUST

RAYMOND J BUTTSCHAU TRUST	RICHARD A & MARY ANN NICHOLS

PHILIPPE VEETERS & M MAASSEN	SANDRA BLACK

TRUDY E KEANE REV LIV TRUST	MARENGO-ROWE LIVING TRUST

MUNSTER FAMILY LIVING TRUST	ROGER & A VIRGINIA RIEDLEY

ARTHUR T & LUANN A SABOUNJIAN	LANA LINDSTROM

JOAN M WELTZIEN	DAVID A WENTZ

DAVID A HENLEY	KENNETH E & SUZANNE M RIEPE

DAVID G BASSITT REV TRUST	BURDETT & SUE JOHNSTON

ROBERT W ALFINI TRUST	LOUIS RIVERA JR TRUST

MARY LOU ALFINI TRUST	JOSEPH PETRINGA

CHARLOTTE LEE	DONALD K & LORNA I NAKASONE

DR HARTLEY POLASKY	LEONA L WESTROM TRUST

MAGRID WICHERS	RONALD L WESTROM TRUST

JILL J LEVIN	SANDRA L GRIFFITH FAM TRUST I

WAYNE & SHARON PASCHALL	DALE G & SANDRA L GRIFFITH

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

RICHARD C GAGE	JAMES W SCOTT

PAUL J & SUZANNE K D’ORAZIO	JOHN & ERIKA DAVIS

HILL-CURRIE FAMILY TRUST	THE HAM FAMILY TRUST

ERNEST E OR ELIZABETH J LESTER	JOHN G & MARY K HABERLE

BARBARA P CHAVATEL	LINDA S OLSON BIERI REV TRUST

JOHN W & ELISABETH HORVATH	MICHAEL S FLOM LIVING TRUST

CECELIA ANDRES	NANCY M & JOHN J WIRICK

WINIFRED S & DONALD E WOOD	GARY RASMUSSEN

BARRY F & SUSAN M OSWALT	GLENN & LYNN BAUMERT

JANIE T & ROBERT P SELLERS	LEON & WENDY LADERACH 2008 TRS

NANCY HEDRICK	JIM & SYLVIA NOBLE

D ALEX HICKLIN III	HERRING FAMILY LIVING TRUST

EUGENE F HOLLAND SR	STEVEN KREITMAN

CLAUDIA B HUBBARD	MARY & WILLIAM TWELLMAN

EMMETT & MEI LI KINNEY	L DON MARCINKIEWICZ LIV TRUST

GEORGE J JR & WINIFRED GILLEN	SEVERANCE LIVING TRUST

ROLLA G HENRY NON-MARITAL TRST	DANIEL & GAYLE DECKER

ROBERTA S PADGETT TRUST	MICHAEL J & MARGARET FILINGERI

JEROME E & JOAN R SMOLA	THOMAS & LINDSEY SAMANIC

WILLIAM & CHERYL SAALI	ANGELINE SWIST-JOHNSON TRUST

WILLIAM W SPROUL	ANNE AYNESWORTH

GARY W MAZUREK	CHRISTIAN & ANNE FROERER TRUST

ISAAC & SHOHREH YOMTOOB	JULIET DANZIG REV TRUST

WESTFALL REVOCABLE TRUST	HARENDRA NATHOO

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

RAUL N & SUSAN CALVO	DR SYED I ALI

ROBERT J & CATHERINE HEINSOHN	MEHREEN SIDDIQUI

SUPPAN LIVING TRUST	DR SHERALI GOWANI

DONNA L HARVEY	PYARALI UMATIYA

DONALD C TEMPLIN	THE SCOTT FAMILY TRUST

ELLINGSON INVESTMENTS LLC	DAVID A & LORI J ATHERTON

BRADLEY & KIMBERLY HAWPE	NORBERT & THERESA BRUSER

JOHN C HARVEY	JERROLD & RUTH SCHLEGEL

ALAN D CHERRINGTON	CHARLES AMENTA

FREDDIE E MD & BARBARA WILSON	SUSAN S PAONI

JAMES P KNUST	JOHN & SHARON ROSCHAY

MICHAEL L FRITZ	CAROLYN P HARTLEY

ROBERT W & JOYCE M TRECARTIN	GARY G HARTLEY

ROBERT A WOHLMAN	FRANK J ABRAMS JR TRUST

GRAEME M & LINDA A CASE TRUST	BARBARA M BROWN

DOUGLAS J SHILLIDAY	MISTY E MAY-TREANOR

LEONARD & CORINNE BICKMAN TRST	RUTH M SHUCK TRUST

TED HASSELBRING	FRANKLYN G & LOLA MAPES TRUST

JARVIS ANDREW KEEL JR	ARTHUR & DIANNE ANDERSON

ERIC CUMMING	DIANE M TOGAMI REV TRUST

MARC R & MARIANNE SPORTSMAN	CALVIN & SHIRLEY RUSSELL

GARY DE JONG	FRANCIS & CATHERINE DECKER

MAX & ROMA MILLER	MAX & SYLVIA SOLOMON

SPENCER & MARGARET GRYZ TRUST	SHAWN F & ALYSON O SCANLON

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

MARK & BETSY BASS	BRIAN P WENTZ

JOHN & JOANN CAHILL FAM TRUST	VERNON JACKMAN COOLEY TRUST

N FRANKLIN REEVES	JOSEPH & MARGARET HORTON TRUST

GUANGHUA LIN & ZHIBEL YANG	JOE E MAXWELL

JAMES T SPEIRS RLT	WILLIAM D KLEIN

NORMAN RANDALL REEVES	LYNNE C RYAN

MARY LEIGH ARMSTRONG NEIL	DIANNA JAQUA REV LIVING TRUST

PATRICIA YODER & ROBERT WISE	JOHN F & VALERIE E CARDARELLI

PATRICK A O’LEARY	MARY E & DONALD C DIPPOLD

WILLIAM CASAGRANDE	JOHN J & NANCY M WIRICK

LOUISA W RUCKER TRUST	DAVID A & ANNE M VERHELST TRST

RUSSELL D & WINDI B VERNER	ALAN MAKOVICKA

CHARLES E & MARY K WALKER	STANLEY & LIFSA SCHACHTER

NICK HATZIS	SHARON SCHORR

WILLIAM B HUBBARD	AMY G CHAUVIN

GWENDOLYN J SCHARP	RONALD E WILSON TRUST

HENRY J POLLEY	KATHRYN R HOLCOMB TRUST

LYNN MAGGIO	CONNIE MORRIS LIVING TRUST

MICHAEL M MACAULAY & JENNY SUN	ALLAN MOREIRA REV LIV TRUST

LYNNE SCHROEDER REV LIV TRUST	SANDRA Y S YAP

OLIN R PAINTER REV TRUST	DONALD W C CHAI LIVING TRUST

ANITA C DAVIS TRUST AGMT	THOMAS J HOON

BRANTLEY T & HARTLEY G ONLEY	DONNA SLATTERY

RAYMOND L FLAKE	YOUSHENG ZENG & QUAN WANG

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

GARY L & SHIRLEY J MATHES	INNE LEE JOONSAR TRUST

RONNY & KAREN POPE REV TRUST	JOHN H & HARU K POTTHOFF

NORMAN W & NIKKI L BENSON TRST	BRADFORD H BODLEY

PATRICIA MCGRATH LOTT TRUST	BAUGH FAMILY REVOCABLE TRUST

PAUL & AMANDA BROWN	RICHARD & KAREN ROWE

LINDA BOBO	R KENNETH & KATHRYN E BOWERS

JEFFREY A LIGGETT	TEMPLETON FAMILY LIVING TRUST

PFEIFFER-BENET FAMILY TRUST	BRADSTOCK REVOCABLE TRUST

JOHN M & DEBORAH L GENTRY	CATHERINE L MCKENNA TRUST #1

GERALD R RUPP	BARBARA J CLARK

WILLIAM N ENGLE	DANIEL BURKHALTER / S CORRIGAN

SUSAN M LOWENSTEIN	LAWRENCE E & SUSAN SANDE

RONALD CARTER FAMILY TRUST	BRITTAIN FAMILY TRUST

THOMAS L & MARY C HEYOB	KNOWLES FAMILY TRUST

THOMAS M & MICHELLE LADD	FRED P HERNDON

ANITA KUSS	PETER T KAM

DAVID K ENDO TRUST	RONALD W OAKLEY

GEORGE R HIGDON	RONALD A SCHWARZ

EMMETT B & PAMELA A FORMBY	WILLIAM B MCBEE

DONALD & MARION BAER TRUST	RICHARD L & PAMELA K AHLERS

DAVID A & JEAN SHURTLIFF	KENNETH A & KAREN A BASILE

RALPH F HALL	KYLE E PASTERNAK

CANDACE HERBST	JAMES F & CHRISTA H JAHNCKE

DAVID H FRANCISCO	MARYLN L FARQUHAR

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

BRENT G & KRISTIE L BOEHRINGER	JOEL & HEATHER BIRCHMAN TRUST

SANDRA L PAGE	KENNETH HARPER

LYNIA BAILEY	NANCY MEIER

DOERING FAMILY REVOCABLE TRUST	ARTHUR J HERMES

MARK H & BEATRICE O COELHO	SUSAN W & STANLEY W SUCHMAN

DIANE LEWIS	WALTER & PAULINE J CHIDESTER

JOSEPH FRANK & JOAN GLICK	GREGORY RANDALL

DAVID T & KAREN KURIHARA	DONALD & BORGNY JENSEN

SANDRA DALEIDEN	STEPHEN A & CHRISTINE IGNOFFO

MCKEE FAMILY TRUST	ROBIN K & KIRK D MYERS

ANDREA M FOLTZ	TIMOTHY A REINHOLD

JAMES W ALLEN	JAMES & LOUISE HORIO JNT TRUST

DEAN J & JAYNE A HONEY	JOHN EMERICK JR

JEFFREY D HIBBERT	STEVEN T MANNING

DEBRA E WINDHAM REV TRUST	MARTIN H Y WONG RE LIV TRUST

JOSEPH H & MARCIA A HERNICK	RUTH R HASHISAKA

DAVID J LINDSTROM REV TRUST	JEFFREY R & GRETCHEN STREETER

ERIC A LANGE	MICHAEL WILLIAMSON

DAVID G SUCH	EVERETT E & STEFANY R SPITZNER

MATTHEW D BEALS	ROBERT & DORIS AKERS

DENNIS S & GLORIA SIROSKY	J WAYNE & VIRGNIA M HOWARD

BRENT V RASTETTER	ROBERT D & BONNIE L ROSE

DAVID W ELLIOTT REV TRUST	WILLIAM R WILSON

JOSEPH & LIZETTE PETER FAM TRS	WILLIAM E B BAHRE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

CRAIG S GRAHAM	JAMES W ELDRIDGE

GAZDIK FAMILY TRUST	ANTHONY C ROUNDS

DAVID J HICKS	HADI D REZAZAD

KEVIN D & LAURA D KIMBALL	JORGE TORRES-CARTAGENA

DANIEL S SCHWARTZ MD	ZERRUSEN FAMILY TRUST

WILLIAM W & DIANNE S HANSEN	KENNETH A HINKLE

MAYNARD NELSON	W MICHAEL & CAROLYN T VALE

EDWARD J & ARDIS N NAZER	THOMAS E KUENNING JR LIV TRUST

JOHN BICKERMAN	EDWARD BLAKE HARRISON

STANLEY J & SUZ-ANN KIRBY	NANCY WIEBE

THOMAS E DURKIN TRUST	JOHN & LINDA WATKINS LIV TRUST

CARLA DICKMAN LIVING TRUST	TYNDALL INVESTMENTS LLC

CAROL L LADY TRUST	SHARON REDD

ANDREA T FRAZER LIVING TRUST	LEE ROY LAURIDSEN

ROBERT L SCHROEDER JR	JOHN D & MARY J TALAGA

BETTY M HONBO REV LIV TRUST	MARK E BLUM

FREDRIC NORITAKE & P NOLIN	ROBERT P & HARRIETT M LOWETH

ALVIN & CYNTHIA STIGGE REV TRS	JANIE D PATRICK

MARILYN J LINTON LIVING TRUST	WILLIAM COE & NANCY AXELROD

DANA L SCHMELLER REV LIV TRUST	KENNETH & JOYCE BRANCH

PATRICK E DOUGHERTY REV TRUST	GEORGE J DACRE

BILL KINGSBERY	THOMAS L TWOHEY TRUST

ALLAN B & ANNETTE GROSSMAN	CHIAN FAMILY LIVING TRUST

TIMOTHY E POWERS	ROBERTA SUSAN SCHOEN TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

R SCOTT HOPPE	JEFFREY W & TAMARA L BAKER

HARRAL REVOCABLE TRUST	ROBERT D & SUSAN M SAWHILL

HAZEL HOUSTON TRUST	EDDIE D & JOYCE M HEWITSON

EVERETT J MAY LIVING TRUST 2	LAURA & BRIAN MICHAEL

RICHARD L & DORIS A BROWN	DAVID WHITMAN

WALTER J BELANGER TRUST	DELWYN HARNISCH

ERIC & BENNETH STAFFORD	TODD M & SHARI K ANDERSON

RANDALL L TALLENT	W JAMES & BERNICE WOOLSEY

HELOISE L POVEY REV LIV TRUST	HENRY JR & MARY M S CROMMELIN

JACK R & WANNELL T ENGLISH	FRANCIS W & CAROLINE N DANA

DOUGLAS MASSINGILL	RICHARD J & CYNTHIA A DOMANN

HOWARD CORBETT	JAMES D & PATRICIA BUCHANAN

ROBERT & ELIZABETH FITZGIBBONS	RICHARD E & MARY G CHAUMIER

SARA G SMITH	ELIZABETH ANNE BURT

ALVIN J JR & ELAINE M DENNIS	MIMI BENG POH YOSHIKAWA

ELIZABETH M BIESTEK TRUST	BARRY & CARYN DANOFF

JSG REVOCABLE LIVING TRUST	ERIC BOND

SANFORD T & DOROTHY WARD	MYRA GOLDSMITH

HEIDI E KOIZUMI TRUST	J STEPHEN & MICHELLE RYCHLY

GEORGE TAMASHIRO TRUST	TERI G FONTENOT

ERIC KVICK	MICHAEL & CHERRY SCHURTZ

MICHAEL W SCOTT LIVING TRUST	DIANE M PORZONDEK

DARRELL & SUE HINSON	ROCHELLE & MICHAEL PLENKOVICH

2008 SHACKELFORD FAMILY TRUST	MICHEAL W & JACQUELINE MALOUF

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

ERWIN C & ELAINE USHER	CALVIN C & DOROTHY BROWN

ROBERT W ARMSTRONG	CLARENCE E MCKINNEY

NANCY L GASHO FROMM LIV TRUST	FRANK SZCZECHOWICZ

VICTOR N SOLT	ERIK LERNER TRUST

ERIC H MELENBRINK	THOMAS & LORRAINE ETHERTON

HAL H JOHNSON	ADRIAN C HARRIS

KATHERINE YOUNG	BRUCE FLOWERS

CHARLES B BOYD	SCOTT & DEBRA KURETH

DONALD & BARBARA MOORE	TOMMY & SUSAN CHACKO

PATRICK E & LISA A MCALEENAN	BRADLEY FAMILY LIVING TRUST

ANITA B MARKWARDT	WILLIAM N OTA

RICK & PAULA SITZMAN	RICHARD HEWARD & WENDY KOUBA

HENRY A & CAROLYN F PELLERIN	MAURITA HADEN

JOSE M JR & ROSEMARY SUMAJIT	SHARON M LEE TRUST

HURT FAMILY TRUST	KEVIN S KIMURA

JOYCE E STENSRUDE REV TRUST	TIFFANY III & VIIU LAWYER TRST

SAAR TRUST	DUDLEY W A CHANG TRUST

PHIL & DEBORAH MAIESE	DAVID A BUMANGLAG REV TRUST

NOVIL INC	PAUL & JENNIFER COBB

BARBARA J B WHITNEY	JOHN & BONNE TAYLOR TRUST

NANCY G KRCIL REV LIVING TRUST	THOMAS SALERNO

TOMMY J & MICHAELYN CLARK	DENNIS J & BARBARA M BAKER

RUSSELL WALKER	RESIDUE RECYCLING INC

MARY F MOELLERING REV LIV TRST	JAMES R & BARBARA PIPER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

KIMBERLY K DRAKE REV LIV TRUST	MARK S CHMAR

JOAN H ERICSON REV LIVING TRST	ECKHARD B & BARBARA BAUMUELLER

COFFIN FAMILY TRUST	PETER L MULLER

MICHAEL & MARY GEORGAROS TRUST	JAMES M & PATRICIA A LONGLY

MCGRADY & DELMA J ANDERSON	ROBERT J OLSON

CZYSZ LIVING TRUST	SUZANNE H YOUMANS LABRIT

JOHN R & MARY N LAYTON	GARY & DIANNE STITZ

DOROTHIE HALL TRUST	ROGER & BETH SCHROEDER TRUST

JOHN P & TAMMIE L GINGAS	KENNETH J CAVANAUGH

JOHN G GAFFNEY	MELVIN S KAKAZU

DOUGLAS E & PENNY A KEUTHER	DAVID A BATENHORST

FRANK J RUFFINO LIVING TRUST	CHARLES A STUDER REV TRUST

TODD J & LISA J ABEL	WILLIAM ZIMMERMAN

TILTON FAMILY TRUST	JONATHAN KLEIN &JENNIFER SNELL

ALAN H TERAMURA	KEVIN FOURNIER

GLENN S SUEYOSHI	JAMES D & JUNKO Y DOMINGO

REEGLER FAMILY TRUST	BARRON P HALL

MARY KATE WALKER	ARLENE L FRAILEY LIV TRUST

THOMAS W & DIANE T KEOGH	WILLIAM DAVID SCHROEDER

EDWIN C BRUMMELS	THUY NGUYEN

W RANDOLPH & MERRY E ZATOR	JOHN & SUZANNE NICHOLSON

RICHARD M ABERNATHY	JOHN G & YVETTE HAEBERLE

LANDIS REVOCABLE LIVING TRUST	QUERY FAMILY TRUST

SHARI POLIQUIN	THOMAS A & MAUREEN M CIMINO

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

KEVIN J & BEVERLY E BOHRER	KEITH L TOMJACK

HARTLEY SCOTT FORSBERG	GARY A FRICK

RAYMOND F LIPPITT	ROBERT L RORY LIVING TRUST

WAYNE STANIEC TRUST	ROBERT G & BONNIE F DODD

F GARY CUNNINGHAM	ILEEN L KLEIN REV LIV TRUST

JOSEPH A GUALDONI LIVING TRUST	PERRY R & JULIE M BEST

CURTIS A DELEGARD	ZUL & NASIM ABBANY

P M SCHREIBER & G MAIDENBAUM	RUTH A GOODSON

BRIAN K C KAU REVOCABLE TRUST	ROBERT A DEE

EDWIN E DICKAU	THINH & MARISA NGUYEN

JANET RUTH ANDERSON	LINDA SUSAN MISTYSYN LIV TRUST

YANDELL FAMILY LIVING TRUST	SHIMABUKU FAMILY TRUST

LYLE HEISS	WESLEY W CHING REV LIV TRUST

SUZANNE E MORSE	PAUL E LABBE REV TRUST

MELISSA M GREER	MARIANNE H GICK TRUST

SAM C FORD	RICHARD C & DIANA BURNHAM

ALFORD L & JANET E STEPHENS	GILES M LITTLE

NEIL C & D JANE TAYLOR	MARTHA FUNNELL

MICHAEL P & BRENDA RATKIEWICZ	FREDERICK MADSEN & K CARTER

BEVERLY PATRICIA S MILLER TRST	MICHAEL D & ADA N ADAMS

JOHN & KIMBERLY RAYBOULD TRUST	MARTIN P OWEN

RADCLIFFE FAM TRUST DTD 2/5/98	RAMZI N & NICOLE SEIKALY TRUST

PATRICK H KENNEDY	GEORGE R GRANT

RICHARD M KOBDISH	CASE & KARLA DEBRUIJN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

DONALD LUTZ REVOCABLE TRUST	WILLIAM E MIDDLETON

DAVID J & HAZEL M RICHARDS	PIERRE ALFRED

JOE CAMPBELL	GARY B & BENDA DAVIS

JOHN & JUDY WICK REV LIV TRUST	DAVID E & REBEKAH J STEFFEN

KEITH C & LYNNE M VALENTINE	ROCKLIN REDDING LLC

ERIC A SHELDAHL	RALPH & ROSALINDA ADAMS TRUST

NICHOLAS J CALIO	JAMES H & CAROLYN J VAUGHN

TY & ANGELA WIGGINTON	LLOYD PAUL BURNSIDE

ROGER J CHUSTZ	ALFRED E KOHLMANN-SEP PROPERTY

ROBERT H HOH TRUST	CAROL A BROWN REV LIV TRUST

DIANE J & GREGORY P HOFER	LOIS ANN MARKLEY

SHIRLEY C SNOWDEN	BETTY VASILAKOPOULOS

JAMES & LISA O’NEAL	DARREL BUCHWALD/PAUL GARRETT

HAMILTON LIVING TRUST	JAMES THOMPSON/MARYANN BRANDT

DR VINCENT JOE	EULA MAE LIPPITT

ANDREW KORCEK	CLINT & SUMMER BARMES

BEN & SHERRY K WHITSETT	DONALD & RUTHIE SCHULTZ

TERENCE HANLEY FAMILY TRUST	SIGURD M HOPPE PHD

JOHN A III & CYNTHIA A SECRIST	DOUGLAS L JONES

ROBERT T BALLANCE	DAVID FIORE

MARY B & JEFFERY K WIRTH	DEAN A BEAVERS REV TRUST

BYRON & JANA RAE OLIVER	DENNIS L & SHERYL A MULDER

KAREN C & TIMOTHY SHAFFER	LARRY N & ROBIN T PEVNICK

RENEE L MILLER	GREGG A & WENDOLYN L SMITH

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

CHRISTOPHER R SARTORI	SUZANNE W CHANDLER

CHARLES BREWER FISCUS TRUST	JANET L DENNINGS TRUST

ROBERT CLAYTON & S J FREDRICK	STEPHEN F & SUZANNE T RAMPONI

JOHN E HEILSTEDT LIVING TRUST	MD STRONG LLC

KLIER FAMILY TRUST	MARK L & PATRICIA W SCHAEFFER

MICHEL D & VICTORIA L CLIFFORD	KIMURA FAMILY TRUST

JOHNSON-MORENO FAMILY TRUST	JOHN & DENISE GANDIS

FREDERIC E & DEANNA M WANZEK	THE MELIS TRUST

TODD & TINA LIBERTO	ROBERTA & DAVID CAURDY

RICHARD H FITZGERALD LIV TRUST	DAWN D IMPELLIZZERI

ANTHONY P LOPRIORE	BILL & KATHY BEZANSON TRUST

CUMMINGS FAMILY TRUST	BARTON L & CARMELINE H HAKAN

SHERENE HUNTZINGER	ROGER & JUDITH VOGEL

GARY L & HARRIET L PECK	TIMOTHY F & VALERIE P WILLIAMS

ZELPHIA MERKEL	FRED & CAROLYN SPENCER

DAVID & DIANE CHARLTON	SHEA & RUTH ROOD

BRUCE J & JACQUELINE A KELMAN	CHERYL MAYER & DENNIS KLEBBA

RICHARD S BURTWISTLE	BRIAN J FLEMING

GERALD DEE CAMPBELL	K KAUFFMAN TRUST

CHARLES & SUSAN BROWNING RLT	LESLIE S & LEONA M K CHINEN

NELLANETTE ARAKI TRUST AGMT	ROBERT & JOYCE BORNEMAN

SCOTT & PATRICIA MEDEN	VAONA P HARTLEY LIVING TRUST

SAMUAL CHAPIN & LORETTA SOFFE	PENNY L PARKS

JAMES & MARIE LINTON	ANGUS FAMILY TRUST 1997

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

ANN MARIE NEWMAN	MULROY LIVING TRUST

SHUN HING V CHAN	ROBERT MCKIBBEN

THOMASINE L GISSEL	NGHIA NGUYEN & DATHU DOAN

JAMES & AMANDA SAFKA	MARGARET SCHROEDER-HVIZDA TRST

JASON B YU	PATRICK BRAY & BETTE BONDER

PAUL R & SINA M I PRADEL	MICHAEL STANIEC TRUST

LARRY E PAUL	ROBERT & SANDRA IVERSEN

BLAND LIVING TRUST	PATRICK S & KATHLEEN MATHEWS

PAUL & PAMELA BUMANN FAM TRUST	ROBIN M NISHIMURA

JOHN A & BARBARA K BEILFUSS	SANDRA K IRISH

JOHN & MAURA MCDONALD	WILLIAM D MAHER

ALAN R KING	STEVEN W LEE

RICHARD J AMBROSE	RICHARD J GREENWOOD

SHELLEY M & KATHY C BOWLES	PATRICIA E XANDER

JOHN G JOHNSON JR	MICHAEL H & JUDITH A HARDMAN

DAVID M SILBERMAN	BEVERLY A NOE

KEITH D & NANCY B BROOKS	JERRY L & MARY BAIRD KRAFKA

RICHARD & JEAN MCINTOSH	LAVERNE J & JUDITH A WEBER

JAMES L RATHBUN	JOSEPH G & LAURA G MAHAFFEY

GREGG A KOLDENHOVEN	J W WHITMORE TRUST

ELDORA L CHANG TRUST	ALLEN KRONICK

DAVID & DIANE GRUBBS REV TRUST	RUTH ELLEN BEAN LIVING TRUST

JIM K & DOROTHY C LITCHFIELD	STEPHANIE D BARKELEW

ROBERT W NEILSON JR	KARIM POONAWALA

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

KEVIN T CRAFT	JONATHAN R & TERESA M AGRE

CHARLES E SHELTON JR	STEPHEN T & SHARON M WARNER

NANCY M CLAYTON	PETER D WENDELL

COREY C CONRAD	MICHAEL A COGDALL

UNGREN LIVING TRUST	KENNETH BROUGHTON

JON R & PATRICIA ALEXANDER	CHALBOURNE R & ERIN BRASINGTON

DOUGLAS E ZIMMER LIVING TRUST	DOUGLAS HEFFNER

THOMAS W HENSON JR LIV TRUST	GARY & JUDY MEYER

DALE E & NANCY G JONES	LARRY & VIOLETA JANOLINO

C PHILIP THOLEN 2007 TRUST	ROBERT BORNEMAN

PAUL LEON TRUSKEY TRUST	RICHARD L & CHUMNEAN JOHNSON

DARRELL L HARTLEY	JOANNE S GEIST TRUST

SCOTT & SHANDA BICKELHAUPT	MICHAEL B & KRIS A HANSEN

MAXCY III & PATRICIA NOLAN	DR MARK E & CAROL S LIPITZ

CHARLES L & KATHERINE L BOWERS	PATRICK T & HEIDI A CARNEY

MARINELLA & CORNELIUS VAN HAL	ANTHONY & SHEILA VICTORINO TRS

TERRY C & LINDA S HORNUNG	KIRK D PETERSON

DEBORRAH F & DANIEL VANDIGO	TIMOTHY & FRANCINE ROTY TRUST

HAL L GREEN MD	WILLIAM & MARYJO MASTERSON TRS

THOMAS A & EDITH NANICK	MASARU W & CLARA S NAGANO TRST

JANICE MARIE SOCHA-OLIS	ROBERT T MATSUWAKA TRUST

ROBERT Y BAIR	TAMIKO Y BROMS & JOHN YAMAMOTO

C EDWARD DAVIDSON	EMILY P Y NG

REBECCA S HARVEY	DEBORAH B SCOTT

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

GREGORY & RENESSA FONTENOT	JAMES E TODD REV TRUST

KAREN J JACOBS	THE HEBBE FAMILY TRUST

SHARRON S TROLLINGER REV TRUST	MARY FLEISCHAKER & T P FRIDGEN

DELORES A STOLTMAN	SCOTT CURRENT

ROBERT C HUBBARD	DON & BARBRA DENMAN

RODNEY D DIR	JAMES & RENE BRONTOLI

JOHN & DIXIE DICKMEYER	GEORGE & OLENKA N COOLEY

FRANK S SMITH	ELLYN W & PAUL A FOLTZ

TOM & ANITA SZCZUREK	PAUL STATLER

NICHOLAS CAROSI III IRRV TRUST	JOSEPH & MARY-MARGARET KIM

TODD & SUSAN BLACK	DANIEL E CARR

SHEILA B FLYNN 2006 REV TRUST	LAWSON R & KRISTEN CARTER

LAURA G SHEPPARD	GREGORY & FRANCISCA SCHELL

MCNEAL LIVING TRUST	RONALD E & NANCY PURCELL

LAWSON FAMILY TRUST	CARL W NORTHROP

CHARLES P & CONSTANCE P BROWN	JAMES R JACKSON

JOHN P & LINDA K CHEMALY	J WILLIAM & PRISCILLA BOWMAN

JAMES R & DENISE HAVLAN	BARBARA A & STEVE O JUSTMAN

MCCOOK-MCWILLIAMS FAMILY TRUST	JUDITH R SIDES

ROBERT SCHELD & HUGH BAILEY	CHENG SHENG LEE & FEI HU

JUSTIN & KIERSHA WHEELER TRUST	RANDAL Y & PATRICIA HASHIMOTO

JOHN & KAREN NELLIST TRUST	EDWARD & FLORENCE IIDA TRUST

PAUL & JILL GILLARD TRUST	MARLYN S BURNS

RICHARD F & BETTY J BURBAGE	LOIS MONDT TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

PAUL C LAGUE	WILLIAM & PATRICIA KAHLENBERG

DANIEL J FITZSIMMONS	RICHARD L JENSEN TRUST

GEORGE H JR & JANE O CAIN	BRADLEY BILICKI

RICHARD E & MARGARET E JENSEN	JANE FISHMAN

PHILIP HOLLYER LIVING TRUST	FRANCIS G O’CONNOR

MICHAEL & CAMILLE BIANCO	STEPHEN L WYARD

CUNNINGHAM REVOCABLE LIV TRUST	MARK LANDVIK

BRIAN CHOU & KATHRYN REID	JAMES POLIQUIN

CHRISTOPHER J ELLERBROEK	WENDY REINER

JONATHAN D WARREY	ROBERT & LINDA Z ARMES

SHERMAN & SHIRLEY L MARKOWITZ	CATHERINE M GRAHAM

ALLEN R MAJOR	LESLIE JAY KATZ

WILLIAM A & ADRIANNE S LOWETH	EILEEN F MCGARVEY REV TRUST

ZENA KAUFMAN TRUST	JAMES & CINDY WALTER

JOHN J NANIA	THEODORE WERNER

JEFFREY M LEE REVOCABLE TRUST	DONALD MEYER & LINDA LONGFRITZ

NILS C KONIKSON	BRUENING FAMILY TRUST

WILFRED R CASTRO REV LIV TRUST	WILLIAM & PATRICIA KNESS

ARNERICH FAMILY TRUST	DR SHOW-CHU & SHIRLEY M E WONG

JAMES MICHAEL FARRAR	BRET VANLEEUWEN

THE DALLIN LARSEN TRUST	JOHN H & HOLLY RANKIN

LINDA DIANE MATHURAN FAM TRUST	PRUDENCE A CONLEY REV TRUST

STEVEN & MELANIE KENNEDY	ELMER Y TAKEUCHI

THOMAS G LONG	RUDOLPH L CHENETTE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

AMBROSE CHAN	ROBERT D BOONE II

DANIEL & HALEH BANAYAN	HUGH WILLIAMS / SARAH JEROME

DONALD KELLEY LIVING TRUST	GARY & LORA BERGER

LYNWOOD M & JUDITH S DRISKILL	DANIEL C BATTISTONI

ANDREW J & CARMEL F LUCIBELLO	STEVEN R & SHARON H MCCRUM

PARVEZ & FARAH SULTAN	LLOYD W & JANE ROTTON

RICHARD & MARY GLENDENING	JOSEPH S & EILEEN K WOO

LARRY D & LISA FRIEDMAN BOYD	RICHARD J WANGLER REV TRUST

GARY FORD & LISA TAVERNA	CHRISTOPHER G & KAREN PROHASKA

MEHDI ROUSTAYI TRUST	DIANE E LEAKE

GLENN & GLADYS RIMBEY	MICHAEL D & MAUREEN SUTHERLIN

ROBERT T BROWN REV TRUST	JERRY & JOYCE A MARTIN

GREG & BONNIE HEMBROCK	JACK FLANNERY

HARRY R JR & JANET IRWIN TRUST	GARY MCGRAIME & MARY E LAVIN

LAWRENCE R & BARBARA L P ALLEN	STERDA LTD

GARY R SCHERBER	JACK A & BETTY C BACSKAY

JAMES K SUTTER	JOHN SUNDBERG

TERRY R BEALE	VINCENT J DEANGELIS

RORY A M DELANEY	LYNN M SWEETING

TIMOTHY P REARDEN	HARRIETT HAAG

SCOTT JACKSON	JOSEPH J & DIANE ZAPUTIL

D’AGOSTINO REVOCABLE TRUST	LEONARD PARTNERS LTD

NOBLE J & JOAN WILEY LIV TRUST	STEVEN R & DEANNA CARAWAY

JEAN N OXENFORD	JUDITH A MOGELNICKI REV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

MICHAEL A SWINKELS	MEREDITH A NEIZER REV TRUST

JOHN & SHAREL DYER	ROBERT & SUZANNE HAMILTON

TOBY ALFRED & KENNETH ALFRED	CYNTHIA DIETRICH LIV TRUST

MATTHEW & ANDREA PITZEL	ROSS MURAKAMI

PETER L & TERESA M PERKINS	STANLEY T NAKAMURA REV TRUST

R RAY BROWN	STEVE & STACY CHOJNACKI

DALE R HANSON REV LIV TRUST	JANET A MCCABE

FRANKLIN & MOLLY HOMER	DEBRA A GREENWOOD

MARILYN J QUAMME REV TRUST	DR RICHARD G LUCAS JR

PETRICH FAMILY REV TRUST	KATHY A FRASER

SLAUGHTER FAMILY TRUST	DENNIS & LINDA MARTON

BOBBY L HURD REV TRUST OF 2008	BRUCE & PATRICIA DANBOM

ROGER H & JANICE M STEINER	RAY E & DEBORAH T HALL

CHARLES J & KATHLEEN K NEIR	BILLY R POE

JAMES A CARTER FAMILY TRUST A	COLIN DROZDOWSKI

PAUL S & SHIRLEY G NOLAN	DARRYLE L & DAWN M OWENS

LYNN R SMITH	MICHAEL IRVIN

JAMES WALLACE & PEGGY R KELLY	RICHARD COLLINS

GORDON H & JAYME V CRAFTS	MICHAEL J THALER

WILLIAM C WILSON LIV TRUST AGM	DANIEL & ROBIN FIORE

PHILIP HORABIK	KATHLEEN ISDITH & R V ANDERSON

DAVID J & MARCY G FISH	KATERINA V NEWMAN

R A MIDDLEBERG & D M HERSHOCK	WILLIAM J KASPER

WALTER K NAGASAKO	JAMES & LESLIE SINNING

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

PIRKLE FAMILY TRUST	ARLO E DEARBORN REV TRUST

ROGER C BROSSMER	DAVID E & GINA M PELINO

ANN E ZELLMER	JACQUELYN K & ROBERT L JEWELL

MICHAEL P IRISH	JAMES F HALE

BILLY J & LOVE JOY WELLS RLT	SCOTT KUMM

S E & H J HERMAN REV JNT TRUST	LAWRENCE E DOYLE REV TRUST

MELVIN S & ELIZABETH F TANITA	DAVID R BRALLIER

JAY W KELLEY	R G GRIMBALL

ROBERT W & JOANNE B ATWOOD	ROBERT A & LAURA D FLETCHER

RONALD & LYNDA HONBERG	JOHN F BALOG TRUST

PETER A & TERESA L VONRUDEN	MICHAEL J & APRIL R MALKOWSKI

WILLIAM D FRIEND REV LIV TRUST	RICHARD CHAMPAGNE

LANDIS FAMILY TRUST	DOROTHY J PARKER REV TRUST

DAVID WINKLER	THOMAS & PATRICE KINTONIS TRST

ANTHONY JR & MARGARET BASILE	DAVID B SYBRANT

ANNE G RANDALL	HAROLD DOUGLAS SCHULER LIV TRS

ALAN J GROEDEL	RICHARD J BILSTEIN

NICHOLAS BRET DEBENEDICTIS	ANGELA CASS-PROST

EVELYN E COLLIS	FRANK M WILLIAMS

HINES FAMILY TRUST	ELDONNA R BRIDGES TRUST

ROBERT E & PATRICIA T DRYDEN	JASON & SETSUKO TAMURA

CHRIS E BEALE	TRACIE W WRIGHT 2001 REV TRUST

GLORIA B STARKMAN	BRIAN TREMAINE

GUY P BOPP REV LIVING TRUST	RONALD E DAGLEY

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

GARY & JERIE SCHWARTZ	MADELYN HAINES TRUST

THOMAS L RUCH LIVING TRUST	JEREMY & ANGELA ARMAGOST

NANCY B BROWN	JOHN & JANET GRIFFIN

PAUL E PLAYER	WAYNE J & PAULETTE ROBICHEAUX

JOHN J & DOREEN L GRIFFITH	MARY BESS TOWNSEND

ROBERT HODAPP & E M DYKENS	MATTHEW J & JILL K KEATING

ROBERT M HEMBERGER	NASLUND REVOCABLE TRUST

ROBERT A PATTERSON	WILLIAM MISKO

PAUL HUDAK	STEVEN L ANSON

PRAG LIVING TRUST	SUSAN TEMPLETON REV LIV TRUST

MARK & RITA RAMSEY	JANE A HARMS REV TRUST

HASHIM M YAR & MARIA Y WOLOSON	BRUCE A & PATRICIA A MICKLE

MICHAEL P & MADONNNA B ROTH	RONALD A SACHER

MICHAEL SILVERMAN	DAVID A HEWITT

KENT & BARBARA SUMMERS	KAREN L SPETMAN

ROGER E & LINDA RAE ARNDT	RANDALL E & VELIA L CONGER

BARBARA Z & DAVID S MOSS	TOM T & DENISE G KEY

HAROLD W JACKSON	FRANK M SR & LAVONNE A GLOVER

LINDA J TAYLOR	R G SIMMONS & M A PAVLETICH

DAVID T PARKER	MARK & LYNN BURKHART

WILLIAM F GRIFFIN LIV TRUST	WILLIAM R RIEMAN TRUST

BARBARA A MELROSE	MONTE L & DIANE D BURCHILL

ERIC & LISA SORENSEN	JANICE R TERZAKIS

JEROME B KAUP	ELEANOR S WOODARD

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

CHARLES & CAROL WARNER REV TRS	JAMES F JR & TERESA NEWSOM

KATHLEEN A MALTMAN	ROBYN M WEINBERG LIV TRUST

ROBERT N EARHART	DANIEL W MURPHY LIV TRUST

RANDALL A BERGERON	FRANK L & JAYNE O KEBE

JOHN PLONKEY	ROBERT & LINDA KETELSEN TRUST

PAUL F SEGER	PHILIS & ALEXANDER GEORGE

SHARON P LANGE	THOMAS F JR & ELLEN M R TOLIN

MARGARET M & KENNETH KLESPIES	FRANK G SANDMAIR TRUST

KENNETH F & MARGARET KLESPIES	THOMAS O & MARGARET M MOLINEUX

BILL OPINCAR	THOMAS H & MARY M TAFT

DAVID E OPEL	FRANK & MARGARET MINIK

JOHN W ALDEN	KEN GEORGE

TOMOHIRO YAMASHITA	FRANK S PALMER REV TRUST

JOHN A & ELIZABETH ENGELHARDT	MYRON M NAKATA REV TRUST

GARY W PARKER	ERIC & DONNA HIGUCHI

ANNABEL E PAGE	JAMES & MARY BLASZAK

JOYCE M SCHORK FAMILY TRUST	KARL R CLEMENTS TRUST

MICHAEL A HARDER	RICHARD W & KATHY O BALL

W G TREY WING III	DARWYN B & CYNTHIA G CRAWFORD

GLYNN D & ANITA S NANCE	LARRY N C & CAROLYN Y CHU

DOUGLAS P HUTCHESON	DOUGLAS N GERBAZ

MICHAEL J FONTANA	WALTER & DOROTHY KOKUBUN TRUST

GENEVIEVE LAIGO TSTMTRY TRUST	RONALD D & BOK SON HOWLAND

MARK G HEITKAMP	JANET MILLER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

DANNY E MATHIS	FRANKLIN MALLINDER & S QUISH

RICHARD I & WENDY C TODD	RICHARD W JR & RITA KIMBELL

DAVID & KARLA HARPER	KENTON C ENSOR

LYNNE A ALBEE REVOCABLE TRUST	BRIAN D & DEBRA M KOMA

JAMES E ANDERSON	CAROL FRANK

GREGORY W & LOUISE OVERBEY	DAVID & JOANNE YANDELL

NICOLAI FAMILY TRUST	JAMES D & DEBRA L ZYLSTRA

DAVIDOVICH FAMILY TRUST	GAIL ENTRINGER

HEBBLETHWAITE LIVING TRUST	SCOTT & ANY CURRIER-PETERS

OTTO & JOANNE HAVELKA TRUST	CHRISTOPHER J FAKULT

WANDA FAYE BENNETT TRUST	MICHAEL R MESSICK TRUST

CHARLESTON MANOR PARTNERS LLC	JANICE LAI

GREGORY B TAYLOR	THOMAS J MATHEWS

KEITH & JACQUELINE CORBIN	BRIAN WILSON

MITCHELL E STASHOWER REV TRUST	DR WILLIAM & ELAINE MESTREZAT

FRED C & KAY PRUETT	ROBERT J JR & SHARON W KELLIS

ROBERT G & MARILYN EVANS	ROBERT MANSKER REV LIV TRUST

PATRICK J PETRILLO	ROGER B JOHNSON JR

ROSEMARY K KADLEC TRUST	ANDREW H WALKER

GINA F SONDER	PETER A & SUSAN I BOLING

VAL & LAURA DUNN TRUST	ELSA WOOD

BYRON K WEBB	MICHAEL E & APRIL D GRUVER

LUCIGUELA E KING-SMITH	E DIXON CONN III

SHARLENE G BRUNS LIVING TRUST	MARTIN C LENSING

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

ROBERT O & DEBORAH FIORENTINI	JACK M III & DIANA K GALE

SCOTT J MOREY LIVING TRUST	CHARLES A & MARY S PROBASCO

LAURA J TEMPLE LIVING TRUST	NICK G COVELLI

PORTER EVETTE	JOSEPH F SCHULTE

WALTER R & KATHLEEN LINDERMAN	HOWARD W & BEVERLY A SPIES

TUPPER S BRIGGS LIVING TRUST	JOHN A RHODES

TIMOTHY L & REBECCA L DORAN	CURTIS & SHARON OKI

JAMES P MUNKERS	MICHAEL H LUM REV LIV TRUST

RICHARD A GAGNE	CHRIS D & ANDREA SMITH

JULIE K DOOM	WALTER & KAY NIELSEN

ROBERT W GURNEY	ROBERT F & MARTHA C BARNES

CHARLES & LINDA BORRENPOHL	THOMAS W BODENSTEINER

WILLIAM F YOUNG	MARK E & SALLY J REVERE

DANIEL D & CATHERINE G MALLIET	JUDITH P HAVRILKA

JARDINE FAMILY LIVING TRUST	MARK S HOMER

LYNNETTE MORROW	DAVID & MARCIE DEMCHUK

JACKIE D WOODARD	GARY & SHARON SOBOLEWSKI

STUART W BENJAMIN	MICHAEL & JANICE O’NEAL

CHARLES E FURR REV LIV TRUST	KAY CHAFIN

DOROTHY A SORAYAMA REV TRUST	ROBERT SENF REV LIV TRUST

REED KISHINAMI	MARY K MOLNAR

CAROL J CASTRO REV LIV TRUST	JANE J KINSLINGER TRUST

FRANK E & RUTH E BALCH	CLAUDE B FORSHIER

JUDY TOWNLEY	EMIL SIPKA

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

IRENE & MANUEL CASTRO	VIRGINIA & MARVIN SATTERFIELD

JEREMY & MELANIE HJELM	FAITH HANSBROUGH

DIXON INVESTMENTS LTD	ELISE DOSS

SUSAN M HALLORAN	CHARLES DOSS

LYNDA E & LEWIS W ZYTKOVICZ	BARRY F BARNHILL

JEAN R GUEZ	JOHN T & LAURA J S CARNEY

J HILDEBRANDT & S LAMPKIN	ROBERT L HALEY TRUST

DAVID L & SHERRI A JONES TRUST	MARK A & JULIA MYERS

BILL J & DIANNE F DULIN	WAYNE SERIE REV LIVING TRUST

KENNETH A & SAMMIE BLADES	CAROL L DARLAND REV TRUST

A NEIL & DIANE L CORMICAN	CAROL B GRANT

LYNCH FAMILY INVESTMENT TRUST	GARY E & LINDA L ROUNDING

OLETA SCHEER-PETERS TRUST	BARBARA B RONEY TRUST

SCOTT & GWENDOLYN EWING	ERWIN & JAN WEICHEL

JOHN & JOLEEN VATCHER TRUST	J BERT BOUY

GILBERT B & CHERYL A LOOMIS	KATHERINE L BATTS

CLIFFORD S & DEBBIE S DOMPIER	TIMOTHY & WENDY TROYER

PAUL C CARROL FAMILY TRUST	DAVID & SUSAN PRITCHARD

CALVIN K WANG-TRUSTEE	JOHN ROWE

CECIL G & BARBARA B FUQUA	PLATT T HUBBELL REV TRUST

MARILYN DEWITT	HAMILTON FAMILY TRUST

JOYCE M WYNIA	GRANT & NANCY DAVIS

MICHELLE ROCK	LYNN R & SUE R VENTEICHER

D A POLLOM LLC	DR SHEILA COOPER & M W HINTON

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

CHARLES J & ANN E SPOHN	CHARLES E & RUBY BERNICE CLAY

WANDA FRANCES VERNER	J SCOTT KABAS

MOSLEY LIVING TRUST	RANDY RENTSCHLER

GAIL N ESHENBAUGH REV TRUST	BRIAN A COELHO

WILLIAM D & MARGARET M GORE	MARY B MCCOY REV TRUST

STACY A & DIANNE K BEAUCHAMP	WILLIAM M CONROY III

MICHAEL J & ANNE L ZOELLICK	DAVID P & MYRNA B SCHNUR

EDDIE G & MONICA A CLEMENT	MAY S MURAKAMI REV LIV TRUST

RODNEY D & NANCY K FLEER	GLENN T SAITO

WILLIAM ZINKE & BROOKE ACKERLY	MARY ANN JOERRES

JORDAN FAMLY TRUST	RICHARD W & KATHY G SPLETTER

POWHATAN & BEVERLY CARTER TRST	DAVID W PALMER

PATRICIA M RAHN LIV TRUST	FRED W & BARBARA J KLATY

BRADLEY W & SUSAN M BARTEL	COELHO 1995 REV TRUST

DENNIS & KIMBERLY KNOUSE	STEVE T CAUDLE

MAUREEN JOE	LYNN GRIMSLEY

KENT L GANSEBOM	WILLIAM J MCCARTHY

ROBERT W RIEMAN TRUST	JONES FAMILY TRUST

MARK S BRASHEAR TRUST	MARILYN L SANDER

TYLER & BREA WAYMENT TRUST	EDWIN R HAYEK

CHARLES B & DEBORAH C MONCURE	DAVID R & MARSHA S JOHNSON

JING YANG TAO	GENE H PORTER

RODNEY S & JOANNE CREVOISERAT	RODNEY D DIR REV TRUST

GENE E LAND	FRANEY FAMILY REV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

TESS NIEBERDING REV TRUST	PATRICIA A CLARK SEP PROP TRST

FRED ANDRES	DEAN D WEEMHOFF

LORI LITTLE	EUGENE GENTILI

DANA SEXTON	RANKIN FAMILY REV TRUST

DOUGLAS H MOREY TRUST	JANE DAHLQUIST REV TRUST

MONAMIE GHATAK	SMALLWOOD JOINT FAMILY TRUST

VERONICA ORTIZ-BUCK	DARRELL BRYSCH

DR CARLOS A OMPHROY MD	JOHN O KAIN -SEPERATE PROPERTY

GEORGE P & DIANE M SANDLIN	SCOTT E SANFORD

DEAN K TAKAMINE	FREDERICK J MCCALLUM

RICHARD A & DIANE M HALL	THOMAS J PUSATERI

AMY S BRASWELL	ELLEN L POLOKOFF

RICHARD G FARLAND	SUSAN F THAIN REV LIV TRUST

SHOBE FAMILY TRUST	MARSHALL D HARRISON JR

GREG WIEHLE	DOUGLAS G HESSE

ROBERT S DENMAN REV TRUST	STANLEY & TASHA JOHNSEN

KEES FAMILY REV LIVING TRUST	CURT LADD

RODGER & TERRY SAYYAH TRUST	PAUL L & JO ANN ZWEIACKER

DANIEL G & MARILYN WILSHIN	LLOYD K MIGITA

HERBERT & LEIGH LEMOYNE	DONALD T AU

JEFFREY Q PARRISH LIV TRUST	CHERYL C BUES

JAMES J & SHELLY HORVATH TRUST	ROD & PATTY HOOKER

CURTIS & DARIA COLLETTE	THOMAS & PATRICIA MAZUREK

DAVID R & SONDRA G BEITH	KURT & RENEE SUZUKI

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

THOMAS PENDER LIVING TRUST	JOHN W RUDIBAUGH

ROBERT AUFFANT	JASON PATTON

GEORGE D & TERESA O HOLLAND	RONALD G & LOU ANN MULHOLLAND

GARY RIDDELL TRUST	ADAM ROSENBERG

JOHN & TANDY DEAN	DARREN ROSENBERG

ROSALIE LOGSDON TRUST	JON H SCARPINO

PERRY FRANKLIN	ROLAND & LUANNE BERGSTROM TRST

GERALD L & ARLENE E SMITH	JERRY L & JUDITH A HOFFMAN

ANTHONY R & SHARON L PACE	LAWRENCE M T CHEW REV TRUST

MARTHA ROSE STANLEY	BARBARA J COSSARINI

BRETT & KATHLEEN DABERKO	ROSEMARY MOFFETT LIVING TRUST

LINDA MARIX	NINA C CARLSON

JEFFREY M & BONNY G CLARK	WINSTON B & GLORIA ROSS

CLAIR SCHWENDEMAN	SHIRLEY & PHILLIP GRILLO